SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2012

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV ENERGY
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418
NV ENERGY
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX--99.1 Press Release dated May 30, 2012

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)           On May 30, 2012, NV Energy, Inc. (“NVE”) issued a press release announcing that Dilek L. Samil, 56, has been named Executive Vice President and Chief Operating Officer of NVE and its two wholly-owned utility subsidiaries, Nevada Power Company d/b/a NV Energy (“NPC”) and Sierra Pacific Power Company d/b/a/ NV Energy (“SPPC”), effective July 9, 2012.  Since joining NVE in 2010, Ms. Samil has served as Senior Vice President, Finance, Chief Financial Officer and Treasurer of NVE, NPC and SPPC.  Prior to joining NVE, Ms. Samil served as President and Chief Operating Officer of CLECO Power LLC, a subsidiary of Cleco Corp. (NYSE: CNL).  Upon assuming her new role, Ms. Samil’s annual base salary will increase from $475,000 to $500,000, her Short-Term Incentive Plan (“STIP”) target award will increase from 60% to 75% of base salary, and her Long-Term Incentive Plan (“LTIP”) target award will increase from 140% to 150% of base salary.

NVE also announced in the press release that Jonathan S. Halkyard, 47, has been named Executive Vice President and Chief Financial Officer of NVE, NPC and SPPC, effective July 9, 2012.  Mr. Halkyard will join NVE from Caesars Entertainment Corporation (NASDAQ: CZR), where he has been Executive Vice President and Chief Financial Officer since 2011, and before that, Senior Vice President and Chief Financial Officer since 2006.

Pursuant to the terms of his employment letter dated May 29, 2012, Mr. Halkyard is eligible to participate in NVE’s STIP with an initial target award equal to 75% of his annual base salary of $500,000.  Payments under the STIP are made at the discretion of the Board of Directors and are based on corporate and individual performance.  Actual payouts under the STIP may vary from 0% to 150% of target, and Mr. Halkyard’s payout for 2012, if any, will be prorated based on his date of hire.  Mr. Halkyard is also eligible to participate in NVE’s LTIP.  Grants under the LTIP are determined by the Board of Directors annually.  The value of Mr. Halkyard’s LTIP incentive is currently targeted at 150% of his base salary.   Actual payouts under the LTIP may vary from 0% to 150% of target, and Mr. Halkyard’s payout for 2012, if any, will be prorated based on his date of hire.  Mr. Halkyard also will receive 60,000 shares of NVE stock in the form of restricted stock units of which 20,000 units will vest one year from the date of the grant and the remaining 40,000 units will vest three years from the date of the grant, in each case, subject to Mr. Halkyard’s continued employment by NVE.

NVE further announced that Paul J. Kaleta, 56, has been named Executive Vice President, Shared Services, General Counsel and Corporate Secretary of NVE, NPC and SPPC, effective July 9, 2012.  He has served as Senior Vice President, Shared Services, General Counsel and Corporate Secretary since 2006.  Mr. Kaleta will continue to receive an annual base salary of $460,000, his STIP target award will increase from 60% to 75% of base salary, and his LTIP target award will increase from 125% to 150% of base salary.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits—Press Release dated May 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)
Date: June 1, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy (Registrant)
Date: June 1, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)
Date: June 1, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer